GENERAL RELEASE


     TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT in consideration of the mutual releases contained herein and other good and valuable consideration, receipt whereof is hereby acknowledged, CYGNE DESIGNS, INC. ("Cygne") and FENN, WRIGHT AND MANSON, INCORPORATED ("FWM"; Cygne and FWM are hereinafter collectively referred to as "Tenant") and S.L. GREEN OPERATING PARTNERSHIP, L.P., a limited partnership ("Owner") hereby mutually release and discharge the other parties hereto and such other parties' respective partners, shareholders, officers, members, employees, representatives, agents, successors and assigns (other than AnnTaylor, Inc. and AnnTaylor, Inc.'s successors and assigns, hereinafter collectively referred to as the "AnnTaylor Entities") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which Tenant or Owner or their respective partners, shareholders, officers, members, employees, representatives, agents, successors and assigns (other than the AnnTaylor Entities) ever had, now have or hereafter can, shall or may have against the other for, upon, or by reason of any matter, cause or thing arising under or in connection with the lease, demise, license, possession, use and/or occupancy of any space in the building located at 1372 Broadway, New York, New York and/or any guaranty by Cygne or FWM in connection with any of the foregoing, including, without limitation (a) that certain agreement of lease dated as of August 16,1991 between Nineteen New York Properties Limited Partnership ("19NY") as landlord, and Cygne, as tenant (such lease, as amended, severed and .assigned is hereinafter referred collectively to as the "Cygne Lease"); (b) that certain agreement of lease dated as of June 24,1994 between 19NY and FWM (such lease, as same has been amended, split and severed is hereinafter referred to as the "FWM Lease"; the Cygne Lease and the FWM Lease are hereinafter collectively referred to as the "Leases"); (c) that certain guaranty of the FWM Lease dated as of June 24,1994 given by Cygne to 19NY; and
(d) that certain Sixth Amendment and Severance of Lease dated as of September 1996 between 1372 Broadway LLC and Cygne; from the beginning of the world to the date of this Release. In further consideration of the foregoing releases, Tenant agrees that Tenant shall pay Owner, simultaneously with its execution of this Release, $175,000.00 (the "Release Payment"), which Release Payment shall be deemed earned in full by Owner on receipt thereof.

     Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require.

     The provisions and conditions set forth in this Release shall be binding upon and inure to the benefit of Tenant and Owner and their respective partners owners directors, shareholders, officers, members, affiliates, legal representatives employees, representatives, agents, successors and assigns.

     This Release may not be changed orally.

     IN WITNESS WHEREOF, Cygne, FWM and Owner have cause this Release to be executed on this 1st day of March, 1999.



CYGNE DESIGNS, INC.

By: /s/ Roy E. Green
   ---------------------------------
   Roy E. Green
   Vice President


FENN, WRIGHT AND MANSON INCORPORATED

 By: /s/ Roy E. Green
     --------------------------------
    Name:  Roy E. Green
    Title: Vice President


S.L. GREEN OPERATING PARTNERSHIP, L.P.

     By: S.L. Green Realty Corp., its general partner

         By: /s/ Benjamin P. Feldman
             -----------------------------
             Name: Benjamin P. Feldman
             Title: EVP

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 1st day of March, 1999 before me personally came Roy E. Green, to me known, who being by me duly sworn, did depose and say that he resides at 1372 Broadway NY; that he is the Vice President of Cygne Designs, Inc. the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


            [NOTARY STAMP]
        M. CASSIN MALONEY, JR.
  Notary Public, State of New York
           No. 02MA5047468                       /s/ M. Cassin Maloney, Jr.
    Qualified in New York County                ------------------------------
       Commission Expires Aug. 7, 1999                   Notary Public



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On the 1st day of March, 1999 before me personally came Roy E. Green, to me known, who being by me duly sworn, did depose and say that he resides at 1372 Broadway NY; that he is the Vice President of Fenn, Wright and Manson
Incorporated, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


            [NOTARY STAMP]
        M. CASSIN MALONEY, JR.
  Notary Public, State of New York
           No. 02MA5047468                       /s/ M. Cassin Maloney, Jr.
    Qualified in New York County                ------------------------------
       Commission Expires Aug. 7, 1999                   Notary Public



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

On 2nd day of March, 1999, personally appeared before me Benjamin P Feldman, to me known, who being duly sworn, did depose and say that he resides at 400 E. 85th St. NYC, that he is the Exec. Vice President of SL Green Realty, Corp. the corporation described in and which executed the foregoing instrument; which corporation is the general partner of the partnership which executed the foregoing instrument; that the execution of the instrument by Benjamin P Feldman was duly authorized according to the Articles of Partnership; that the general partner, executed the instrument on behalf of the said partnership pursuant to said authorization and that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                               /s/ Nancy Ann Peck
                                               ------------------------------
                                                    Notary Public


                                                      [NOTARY STAMP]
                                                      Nancy Ann Peck
                                            Notary Public, State of New York
                                                     No. 31-4711298
                                               Qualified in New York County
                                              Commission Expires May 31, 2000